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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 10, 2000



                             Waste Management, Inc.
               (Exact Name of Registrant as Specified in Charter)



           Delaware                  1-12154                    73-1309529
(State or Other Jurisdiction     (Commission File              (IRS Employer
     of Incorporation)                Number)                Identification No.)



       1001 Fannin, Suite 4000 Houston, Texas                     77002
       (Address of Principal Executive Offices)                 (Zip Code)





       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 512-6200




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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.   OTHER EVENTS


         On February 10, 2000, Waste Management, Inc. (the "Company") announced its intention to sell the 60.5% of the shares it owns in Waste Management New Zealand, Inc. The sale, which is to be by way of a public and institutional offering in New Zealand and an institutional offering in selected overseas markets, is expected to commence before the end of the first quarter of 2000.

         The shares offered will not be or have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration.

         A copy of the Company's press release announcing the intended sale is attached as an exhibit hereto.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         Exhibit 99.1          Press Release dated February 10, 2000.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        WASTE MANAGEMENT, INC.




Date:    February 14, 2000              By: /s/ Bryan J. Blankfield
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                                            Bryan J. Blankfield
                                            Vice President and
                                            Assistant Secretary


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                                 EXHIBIT INDEX


         EXHIBIT
         NUMBER                  DESCRIPTION
         -------                 -----------
           99.1        Press Release dated February 10, 2000.